March 31, 1999

                                 BT Mutual Funds

                                   [GRAPHIC]

                                  International
                                   Equity Fund
                               Semi-Annual Report


TRUST: BT INVESTMENT FUNDS
INVESTMENT ADVISOR: BANKERS TRUST COMPANY

--------------------------------------------------------------------------------
International Equity Fund

Table of Contents
--------------------------------------------------------------------------------
      Letter to Shareholders......................................  3
      International Equity Fund
         Statement of Assets and Liabilities......................  7
         Statement of Operations..................................  7
         Statements of Changes in Net Assets......................  8
         Financial Highlights.....................................  9
         Notes to Financial Statements............................ 10

      International Equity Portfolio
        Schedule of Portfolio Investments......................... 12
        Statement of Assets and Liabilities....................... 14
        Statement of Operations................................... 15
        Statements of Changes in Net Assets....................... 16
        Financial Highlights...................................... 16
        Notes to Financial Statements............................. 17


                              ------------------

   The Fund is not insured by the FDIC and is not a deposit obligation of or guaranteed by Bankers Trust Company. The Fund is subject to investment risks, including possible loss of principal amount invested.

                              ------------------

--------------------------------------------------------------------------------
International Equity Fund

Letter to Shareholders
--------------------------------------------------------------------------------

We are pleased to present you with this semi-annual report for the Investment International Equity Fund (the "Fund"), providing a review of the markets, the Portfolio, and our outlook as well as a complete financial summary of the Fund's operations and a listing of the Portfolio's holdings.

MARKET ACTIVITY
World markets in general rebounded sharply from last summer's painful sell-off.
o Unexpected interest rate reductions by the U.S. Federal Reserve Board relieved emerging market tensions.
o Congressional approval of International Monetary Fund (IMF) rescue funds for Brazil was seen as helpful in restoring confidence.
o Initial pessimism that Japan would endure a deep and prolonged recession took the Nikkei index to 13 year lows. But even there, the subsequent flow of restructuring announcements by Japanese corporations combined with bank capital injections led foreign investors to return to Japan despite anemic economic conditions.
o Emerging markets as a whole reversed their sharp losses of the previous half-year, staging a broad recovery as a result of a more favorable interest rate environment and evidence that economic conditions have bottomed, particularly in Asia.

Europe
European markets shook off their poor performance for the prior six month period by rising 16.4% during the half year ended March 31, 1999.
o Interest rate cuts led to a rebound in continental markets as the launch of the new European currency gained support from investors.
o Euromarkets responded with trepidation when then German Finance Minister Oskar Lafontaine feuded publicly with the newly-established European Central Bank (ECB), suggesting that politics would interfere with the bank's independence. His subsequent resignation allowed the ECB to move toward a more accommodating stance.
o France led core equity markets with a 19.8% gain in U.S. dollar terms, followed by the United Kingdom with 19.3% as Germany lagged with 2.1%.
o The continent's periphery delivered strong performance with the Nordic leaders Finland and Sweden up 67.5% and 21.2%, respectively. Other market leaders included Italy with 23.5%, Ireland 22.8% and Spain 19.4%.

Asia
Despite renewed and unprecedented foreign buying, the Nikkei index ended the Japanese fiscal year on March 31, 1999 at the worst close seen in 13 years and its fourth consecutive closing low.
o Still, Japanese stocks rose 42.4% during the semi-annual period with the sharp appreciation of the yen accounting for nearly half of the gains.
o Indeed, the yen appreciated a staggering 16% over just one 36-hour period as hedge fund managers covered short positions and domestic investors repatriated foreign funds.
o Investors responded to a Tankan survey indicating improved business sentiment while choosing to ignore the bleak prospects implied by the underlying numbers.

            -------------------------------------------------------
            Ten Largest Stock Holdings              % of Net Assets
            -------------------------------------------------------
            Telecom Italia SPA (Telecommunications)       2.19%
            Unicredito Italiano SPA (Finance)             1.93%
            Canal Plus (Television)                       1.85%
            Societe Generale d'Entreprises SA
            (Engineering and Construction)                1.79%
            Suez-Lyonnaise Des Eaux (Utility)             1.73%
            Vivendi (Utility)                             1.65%
            Fomento de Construccione y Contratas, SA
            (Building and Construction)                   1.63%
            Banca Commerciale Italia (Banks)              1.56%
            Vodafone Group PLC
            (Telecommunications)                          1.54%
            Koninklijke Ahold NV (Retail-Food)            1.49%
            ------------------------------------------------------

Asia ex-Japan markets experienced a stunning recovery after the massive declines seen previously. The initial surge was based on:
o lower interest rates globally and particularly in Asia where rates dropped to pre-crisis levels
o  sustained strengthening of the yen
o  signs that some economies like Thailand and South Korea are bottoming, and
o short-covering by hedge funds as those funds experienced their own credit crunch.
After initial nervousness during the corporate results season and short-term resumption of yen weakness, the rally continued into the first quarter of 1999. Fears of an imploding yen subsided as the equity market focused on positives, including:
o  Japan's reflation efforts and restructuring initiatives
o interest rates that continued to fall in Asia, despite the backup in U.S. bond yields
o more signs of regional recovery, such as positive growth in industrial output, bottoming retail sales, and resumption of import growth for the crisis countries.

Other Markets
After an extended period of underperformance, emerging markets as a whole surprised investors by delivering unusually strong performance during the six months ended March 31, up 32.7% in U.S. dollar terms, outpacing even the S&P 500 Index's return of 27.3%.

Reflecting recognition that the emerging market crises over the past two years are nearing an end, Latin American markets returned 24.1%. This strong performance was powered primarily by Mexico's 44.0% gain. Even Brazil's equity market index delivered a 6.1% return, despite initiating the most recent emerging market crisis with its January 1999 currency devaluation. Confidence in the Latin American region was buoyed by:
o  lower than expected inflation in Brazil and Mexico

--------------------------------------------------------------------------------
International Equity Fund

Letter to Shareholders
--------------------------------------------------------------------------------

o the appointment of an ex-Wall Street fund manager as Brazil's Central Bank governor
o  declining interest rates in the region
o  firming oil and commodity prices, and
o  surprisingly strong growth in the U.S. economy.

Emerging Europe was even more impressive, up 43.6% for the semi-annual period. Interestingly, the worst hit markets from the previous year experienced the largest rebounds, with Russia and Turkey up 174.7% and 58.4%, respectively. Greece, still on track to join European economic and monetary union (EMU) in 2001, returned 40.0%. Hungary and Poland during these six months gave back part of their early gains due to currency pressures and concerns over deteriorating current account deficits.

INVESTMENT REVIEW
During the Fund's semi-annual period, we maintained our preference toward continental European equities, favoring smaller equity markets over most of the region's larger markets. While remaining underweight in the United Kingdom as compared with the MSCI EAFE benchmark, we increased the Fund's exposure to about 15.5%, equal to its overweight position in France. Similarly, although we increased investment in Japan to 8.25% of the portfolio, the Fund remains significantly underweight relative to the nearly 23% benchmark weighting. Excellent opportunities in emerging markets prompted us to take the Fund's emerging market position to 4.5%.

Europe continues to offer the most attractive valuations and performance potential in the Fund's equity universe. Many of the Fund's holdings are beneficiaries of the restructuring and consolidation underway in specific industries as well as of the economic growth we will likely witness as part of European economic and monetary union.

In the U.K., we added several stocks to the Fund's portfolio. These included the world's most efficient steel producer, British Steel, and automation engineering leader BTR-Siebe. We purchased shares in retailer Marks & Spencer and media bellwether Pearson to capture strong consumer demand. We purchased ferry and cruise line operator P&O and Sema Group, one of the world's leading information technology companies, and we sold oil & gas exploration firm Soco International. Exciting opportunities in telecommunications stocks led to additional purchases of Vodafone Group, which recently bid for U.S. cellular giant AirTouch Communications, and cable television/telephony firm Telewest.

The consumer-led recovery in France highlighted several stocks to which we increased the Fund's exposure or added outright. For example, we added to the portfolio's holdings in media company Canal Plus and bought food retailing giant Carrefour. We increased the Fund's weighting in data networker Equant, took profits in CAD/CAM software developer Dassault Systemes, and trimmed construction company Eiffage. We sold positions in automaker Renault on concerns over the impact of their investment in Nissan Motors, and in pharmaceutical/chemical company Rhone-Poulenc, preferring to retain Hoechst, Rhone-Poulenc's merger partner in Aventis. We made significant additions to the Fund's positions in the integrated oil firm Total and urban service and communications company Vivendi.

Elsewhere among core European markets, we were also actively buying and selling.
o Germany -- We bought Deutsche Telecom, one of the world's largest telecommunications companies and domestic retailer Metro. Weak demand in international markets led to the sale of athletic shoemaker Adidas-Salomon. We added to positions in insurer Allianz and regional bank Bayerische Hypo-und Vereinsbank on weakness as well as to recently merged global car manufacturer DaimlerChrysler. Volkswagen was sold on revenue concerns and management's intention to raise capital, and air carrier Lufthansa was sold on light demand. We purchased restructuring chemical/life sciences company Hoechst and industrial handling firm Linde, while trading out of utility conglomerate Viag.

---------------------------------------------------------------------------------------------------------------------
 Periods ended March 31, 1999           Cumulative Total Returns                 Average Annual Total Returns
---------------------------------------------------------------------------------------------------------------------
                               Past 6     Past 1    Past 3    Past 5   Since    Past 1    Past 3   Past 5     Since
                               months      year     years     years  inception   year      years    years   inception
---------------------------------------------------------------------------------------------------------------------
 BT Investment International
  Equity Fund(1)
  (inception 8/4/92)           11.92%     (3.40)%  55.39%    91.02%  165.95%    (3.40)%  15.83%    13.82%     15.84%
---------------------------------------------------------------------------------------------------------------------
 Morgan Stanley Capital
  International ("MSCI")
  EAFE Index(2)                22.34%      6.06%   27.63%    52.08%  108.96%     6.06%    8.47%     8.75%     11.70%
---------------------------------------------------------------------------------------------------------------------
 Lipper International Equity
  Funds Average(3)             18.22%      0.02%   30.10%    47.80%  100.04%     0.02%    8.94%     7.94%     10.82%
---------------------------------------------------------------------------------------------------------------------

------------------
(1) Performance quoted represents past performance. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(2) Indexes are unmanaged, and investments cannot be made in an index. During the period the Fund waived certain fees and expenses. Had these fees and expenses not been waived, the Fund's return would have been lower.
(3) Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

--------------------------------------------------------------------------------
International Equity Fund

Letter to Shareholders
--------------------------------------------------------------------------------
                    Diversification of Portfolio Investments
                         By Country as of March 31, 1999
                      (percentages are based on net assets)

                        The printed document contains a
                 pie chart depicting the following percentages:

                                Sweden            4%
                                Other(1)         13%
                                Australia         3%
                                United Kingdom   16%
                                Ireland           3%
                                France           16%
                                Germany           7%
                                Switzerland       5%
                                Spain             7%
                                Portugal          2%
                                Netherlands       6%
                                Japan             8%
                                Italy            10%
---------------
(1) Includes countries with weightings of less than 2%.

o The Netherlands -- We increased existing positions in food retailer Ahold, took profits in telecom company KPN, and added new positions in consumer electronics leader Philips and temporary employment firm Vedior.
o Switzerland -- With signs of recovery evident, we returned Credit Suisse to the portfolio, trimmed telephone company Swisscom after sizable gains, and added to an existing position in financial company UBS.

Although slightly lighter than in the past, we continue to maintain an emphasis on Europe's smaller markets.
o Italy -- We increased the Fund's exposure to Italy's quickly consolidating banking sector through Banca Popolare di Bergamo, Banca Popolare di Milano and Banca Commerciale Italiana, while taking profits in privatizing Banca Nazionale del Lavoro.
o Spain -- We sold the Fund's position in Banco Popular, added Banco Central Hispanoamericano, whose excellent management will operate the new BSCH formed by a merger with Banco Santander, and enlarged our positions in Argentaria and Telefonica.
o Portugal -- We reduced the portfolio's exposure to this market through the sale of Cimentos de Portugal and Electridade de Portugal and a trim of Telecel, the cellular operator.
o Sweden -- We increased exposure to strong cyclical companies with machinery maker Atlas Copco as well as to two firms with excellent exposure to the U.S., namely appliance manufacturer Electrolux and paper and packaging company SCA. We also purchased leading telecom equipment maker Ericsson and money center bank Skandinaviska Enskilda Banken. Sweden is on a probable EMU convergence path.
o Finland -- We sold crane maker KCI, cellular handset manufacturer Nokia, food company Raisio and telecom provider Sonera, while adding pulp & paper company UPM-Kymmene.
o Ireland -- We added to the portfolio's holdings in Bank of Ireland and ESAT Telecom, while building materials company CRH was trimmed.

We added several new names in Japan in key sectors we believe to be insulated from a weak domestic economy. These included Subaru car maker Fuji Heavy, computer giant Fujitsu, household products manufacturer Kao, and electronic components leader Murata. We sold Nintendo and began selling Fuji Photo Film on weaker earnings prospects. With signs evident that recovery and restructuring is underway, we re-entered Asia ex-Japan, focusing on South Korea, Singapore, Hong Kong, and to a minor extent, Thailand. Financial and property companies such as Overseas Chinese Bank, Shinhan Bank, Samsung Securities, Thai Farmers Bank, Bangkok Bank, and Sun Hung Kai Properties should benefit from the sharp contraction in local interest rates and the peaking of bad debts. Preferred holdings in the technology sector include Samsung Electronics, South Korea's DRAM producer, and Natsteel Electronics, Singapore's contract manufacturer. China Telecom, the dominant cellular service provider in southern China, prospers from sharply growing demand. Other purchases include conglomerate Hutchison Whampoa, Korea Electric Power, and Pohang Iron & Steel. In Australia, we added to the Fund's holding in diversified industrial company Brambles and switched out of insurer AMP in favor of Westpac Bank.

Favorable domestic developments in Latin America highlighted attractive valuations in the region even amidst the Brazilian crisis. In Mexico, we purchased media company Grupo Televisa and telecom leader Telmex, which, in our opinion, offer ample cost efficiency and growth opportunities. We also added Brazilian telecom holding company Telebras for its resilient position in the post-devaluation environment.

In emerging Europe, we trimmed portfolio exposure to Greece and Poland on valuation grounds. Still, we find these markets attractive long term for future European economic and monetary union convergence.

MANAGER OUTLOOK
We continue to believe that economic and monetary union (EMU) provides an unprecedented catalyst for European earnings and for industrial consolidation. Recent interest rate cuts offer a benign environment for consumers and an attractive source of capital for the corporate sector. Heightened merger and acquisition activity, both domestically and cross border, further underscores attractive valuations and the need to meet competitive pressures with innovative strategies. However, optimism near term must be tempered by the crisis in Kosovo. A prolonged military engagement, beyond the human hardship, could undermine consumer confidence and be detrimental to stability and growth in the region.

We remain highly doubtful that Japan's economy has bottomed and that restructuring of a significant nature is underway. Recent announcements that the corporate sector

--------------------------------------------------------------------------------
International Equity Fund

Letter to Shareholders
--------------------------------------------------------------------------------

has embraced the need to cut costs, particularly through headcount reductions, appear spurious at best. Indeed, the majority of restructuring plans have been of a vague nature spanning several years to implement fully and involving attrition rather than more pro-active measures. We believe that government spending to bolster ailing banks is not only wasteful, it preserves and rewards poorly managed institutions at the expense of those which have operated responsibly. It is difficult to find conviction in an environment where consumer confidence is falling from already low levels, unemployment is rising from post-war highs, and thinly-focused stimulus measures are intended to serve political rather than economic needs.

Confidence has returned to Asia ex-Japan markets as these economies begin to bottom and attract capital. European and North American investors have quickly supplanted Japanese investment into the region, indirectly through security purchases and directly through acquisition of real assets. We remain optimistic for the region despite ongoing concerns over the Japanese economy and currency. We believe Asian reflation will continue due to strong liquidity resulting from expansionary monetary policy, large current account surpluses, and increasing capital inflows. Restructuring at the macro and micro levels will likely provide profitability improvements even if overall global growth is weak.

In short, worldwide financial markets have become more risk tolerant with cyclicals and emerging markets performing again. While the global economic environment is not ideal, what is important is that global liquidity is strong, OECD GDP upgrades have begun to come through, and commodity prices have bottomed.

We will, of course, continue to monitor economic conditions and political initiatives and their effect on financial markets as we seek long-term capital appreciation.

We sincerely value your ongoing support of the International Equity Fund and look forward to continuing to serve your investment needs in the years ahead.


                         /s/ Michael Levy
                         ----------------------------

                        /s/ Robert Reiner
                        -----------------------------

                        /s/ Julie Wang
                       ------------------------------

                   Michael Levy, Robert Reiner and Julie Wang
                            Portfolio Managers of the
                         International Equity Portfolio
                                 March 31, 1999

--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

Comparison of Change in Value of a $10,000 Investment in the BT Investment International Equity Fund and the Morgan Stanley Capital International EAFE Index since August 31, 1992.

                          Total Return for the Periods
                              Ended March 31, 1999(3)

               One Year        Five Year        Since 8/4/92(1)
                (3.40)%        13.82%(2)           15.84%(2)

(1) The Fund's inception date.
(2) Annualized.
(3) Unaudited.

Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The printed document contains a line graph depicting the following plot points:

                        BT Investment
                    International Equity            MSCI EAFE
                       Fund - $26,595            Index - $20,896
         Aug-92           10000                       10000
         Sep-92            9665                        9803
         Mar-93           10424                       10554
         Sep-93           11944                       12386
         Mar-94           13717                       12930
         Sep-94           13977                       13603
         Mar-95           14046                       13715
         Sep-95           15911                       14391
         Mar-96           16862                       15406
         Sep-96           18057                       15630
         Mar-97           20108                       15630
         Sep-97           24318                       18634
         Mar-98           27532                       19701
         Sep-98           23763                       17081
         Mar-99           26595                       20896

Past performance is not indicative of future performance. Performance figures assume the reinvestment of dividends and capital gain distributions.

--------------------------------------------------------------------------------
International Equity Fund

Statement of Assets and Liabilities  March 31, 1999 (unaudited)
--------------------------------------------------------------------------------

Assets
   Investment in International Equity Portfolio, at Value                         $ 1,796,156,227
   Receivable for Shares of Beneficial Interest Subscribed                              9,451,293
   Prepaid Expenses and Other                                                              70,159
                                                                                  ---------------
Total Assets                                                                        1,805,677,679
                                                                                  ---------------
Liabilities
   Payable for Shares of Beneficial Interest Redeemed                                  10,730,755
   Due to Bankers Trust                                                                 1,211,431
   Accrued Expenses and Other                                                             223,308
                                                                                  ---------------
Total Liabilities                                                                      12,165,494
                                                                                  ---------------
Net Assets                                                                        $ 1,793,512,185
                                                                                  ===============
Composition of Net Assets
   Paid-in Capital                                                                $ 1,653,054,738
   Undistributed Net Investment Income                                                    276,033
   Accumulated Net Realized Loss from Investment, Option, Foreign Currency,
     Forward Foreign Currency and Foreign Futures Transactions                        (71,351,002)
   Net Unrealized Appreciation on Investment, Option, Foreign Currency
     and Forward Foreign Currency Contracts                                           211,532,416
                                                                                  ---------------
Net Assets                                                                        $ 1,793,512,185
                                                                                  ===============
Net Asset Value, Offering and Redemption Price Per Share (net assets divided by
 shares outstanding)                                                              $         23.09
                                                                                  ===============
Shares Outstanding ($0.001 par value per share, unlimited number of shares of
 beneficial interest authorized)                                                       77,661,479
                                                                                  ===============

-------------------------------------------------------------------------------------------------
Statement of Operations  For the six months ended March 31, 1999 (unaudited)
-------------------------------------------------------------------------------------------------
Investment Income
   Income allocated from International Equity Portfolio, net                      $     2,604,853
                                                                                  ---------------
Expenses
   Administration and Services Fees                                                     6,782,824
   Registration Fees                                                                       74,861
   Professional Fees                                                                        7,902
   Printing and Shareholder Reports                                                         2,992
   Trustees Fees                                                                            2,139
   Miscellaneous                                                                           14,082
                                                                                  ---------------
   Total Expenses                                                                       6,884,800
   Less Expenses absorbed by Bankers Trust                                               (500,965)
                                                                                  ---------------
      Net Expenses                                                                      6,383,835
                                                                                  ---------------
Expenses in Excess of Investment Income                                                (3,778,982
                                                                                  ---------------)
Realized and Unrealized Gain (Loss) on Investment, Option, Foreign Currency,
  Forward Foreign Currency and Foreign Futures Contracts
   Net Realized Loss from:
      Investment Transactions                                                          (5,963,177)
      Options Transactions                                                             (3,408,614)
      Foreign Currency Transactions                                                      (440,702)
      Forward Foreign Currency Transactions                                           (11,586,794)
      Foreign Futures Transactions                                                    (20,876,017)
   Net Change in Unrealized Appreciation/Depreciation on Investment, Option,
      Foreign Currency and Forward Foreign Currency Contracts                         190,433,932
                                                                                  ---------------
Net Realized and Unrealized Gain on Investment, Option, Foreign Currency,
   Forward Foreign Currency and Foreign Futures Contracts                             148,158,628
                                                                                  ---------------
Net Increase in Net Assets from Operations                                        $   144,379,646
                                                                                  ===============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
International Equity Fund

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                  For the            For the
                                                                             Six Months Ended       Year Ended
                                                                             March 31, 1999(1)  September 30, 1998
                                                                             ----------------   -------------------
Increase (Decrease) in Net Assets from:
Operations
   Net Investment Income (Expenses in Excess of Investment Income)            $    (3,778,982)   $     5,740,259
   Net Realized Loss from Investment, Option, Foreign Currency,
      Forward Foreign Currency and Foreign Futures Transactions                   (42,275,304)      (40,667,938)
   Net Change in Unrealized Appreciation/Depreciation on Investment,
      Option, Foreign Currency and Forward Foreign Currency Contracts             190,433,932        (82,397,152)
                                                                              ---------------    ---------------
Net Increase (Decrease) in Net Assets from Operations                             144,379,646       (117,324,831)
                                                                              ---------------    ---------------
Distributions to Shareholders
   Net Investment Income                                                           (3,594,378)          (402,898)
   Net Realized Gains                                                                      --        (15,924,100)
                                                                              ---------------    ---------------
Total Distributions                                                                (3,594,378)       (16,326,998)
                                                                              ---------------    ---------------
Capital Transactions in Shares of Beneficial Interest
   Proceeds from Sales of Shares                                                1,127,364,361      1,500,555,521
   Dividend Reinvestments                                                           3,024,024         12,079,856
   Cost of Shares Redeemed                                                       (729,241,066)      (652,924,155)
                                                                              ---------------    ---------------
Net Increase from Capital Transactions in Shares of Beneficial Interest           401,147,319        859,711,222
                                                                              ---------------    ---------------
Total Increase in Net Assets                                                      541,932,587        726,059,393
Net Assets
Beginning of Period                                                             1,251,579,598        525,520,205
                                                                              ---------------    ---------------
End of Period (including undistributed net investment income of $276,033 and
   $7,649,393, respectively)                                                  $ 1,793,512,185    $ 1,251,579,598
                                                                              ===============    ===============

-------------------
(1) Unaudited

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
International Equity Fund

Financial Highlights
--------------------------------------------------------------------------------

Contained below are selected data for a share outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated for the International Equity Fund.

                                                               For the Years Ended
                                             For the Six           September 30,          For the period        For the
                                             Months Ended    -------------------------   January 1, 1995 to    Year Ended
                                           March 31, 1999(3)   1998      1997     1996   Sept. 30, 1995(1)   Dec. 31, 1994
                                           ----------------   ------    ------   -----  -------------------  -------------
Per Share Operating Performance:
Net Asset Value, Beginning of Period            $20.68       $22.13     $16.77   $15.47        $13.37           $13.18
                                                ------        -----     ------   ------        ------           ------
Income from Investment Operations
   Net Investment Income (Expenses in
     Excess of Investment Income)                (0.07)        0.02       0.09     0.18          0.14             0.10
   Net Realized and Unrealized Gain (Loss) on
      Investment, Option, Foreign Currency,
      Forward Foreign Currency and Foreign
      Futures Contracts                           2.54        (0.87)      5.63     1.80          1.97             0.44
                                                ------        -----     ------   ------        ------           ------
Total from Investment Operations                  2.47        (0.85)      5.72     1.98          2.11             0.54
                                                ------        -----     ------   ------        ------           ------
Distributions to Shareholders
   Net Investment Income                         (0.06)       (0.01)     (0.16)   (0.31)           --            (0.09)
   Net Realized Gains                               --        (0.59)     (0.20)   (0.37)        (0.01)           (0.26)
                                                ------        -----     ------   ------        ------           ------
Total Distributions                              (0.06)       (0.60)     (0.36)   (0.68)        (0.01)           (0.35)
                                                ------        -----     ------   ------        ------           ------
Net Asset Value, End of Period                  $23.09       $20.68     $22.13   $16.77        $15.47           $13.37
                                                ======       ======     ======   ======        ======           ======
Total Investment Return                          11.92%       (3.73)%    34.76%   13.42%        15.82%            4.12%
Supplemental Data and Ratios:
   Net Assets, End of Period (000s omitted) $1,793,512   $1,251,580   $525,520 $161,692       $82,807          $56,020
   Ratios to Average Net Assets:
      Net Investment Income                     (0.47)%(2)     0.61%      0.53%    0.91%         1.55%(2)         0.84%
      Expenses, Including Expenses of the
        International Equity Portfolio            1.50%(2)     1.50%      1.50%    1.50%         1.50%(2)         1.50%
      Increase Reflected in Above Expense
        Ratio Due to Absorption of Expenses by
        Bankers Trust                             0.17%(2)     0.20%      0.18%    0.26%         0.33%(2)         0.37%

------------
(1) On August 2, 1995, the Board of Trustees approved the change of the fiscal year end from December 31 to September 30.
(2)  Annualized
(3)  Unaudited
                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
International Equity Fund

Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

Note 1--Organization and Significant Accounting Policies
A. Organization
BT Investment Funds (the "Trust") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Trust was organized on July 21, 1986, as a business trust under the laws of the Commonwealth of Massachusetts. The International Equity Fund (the "Fund") is one of the funds offered to investors by the Trust. The Fund commenced operations and began offering shares of beneficial interest on August 4, 1992. The Fund invests substantially all of its assets in the International Equity Portfolio (the "Portfolio"). The Portfolio is an open-end management investment company registered under the Act. The Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio. The value of such investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. At March 31, 1999, the Fund's investment was approximately 68% of the Portfolio.

The financial statements of the Portfolio, including a list of assets held are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

B. Investment Valuation
Valuation of securities by the Portfolio is discussed in Note 1B of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

C. Investment Income
The Fund's income, net of expenses, is earned daily on its investment in the Portfolio. All of the net investment income and realized and unrealized gains and losses from security transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

D. Distributions
It is the Fund's policy to declare and distribute dividends annually to shareholders from net investment income. Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Distributions of net realized short-term and long-term capital gains, if any, earned by the Fund will also be made annually to the extent they are not offset by any capital loss carryforwards.

E. Federal Income Taxes
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Fund may periodically make reclassifications among certain of its capital accounts as a result of differences in the characterization and allocation of certain income and capital gains distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

F. Other
The Trust accounts separately for the assets, liabilities, and operations of each Fund. Expenses directly attributable to the Fund are charged to the Fund, while expenses which are attributable to all of the Trust's Funds are allocated among them.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Note 2--Fees and Transactions with Affiliates
The Fund has entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"). Under this Administration and Services Agreement, Bankers Trust provides administrative, custody, transfer agency and shareholder services to the Fund in return for a fee computed daily and paid monthly at an annual rate of .85% of the Fund's average daily net assets.

Bankers Trust has voluntarily undertaken to waive its fees and reimburse expenses of the Fund, to the extent necessary, to limit all expenses to .80% of the average daily net assets of the Fund, excluding expenses of the Portfolio and 1.50% of the average daily net assets of the Fund, including expenses of the Portfolio. Prior to August 13, 1998, Bankers Trust voluntarily waived and reimbursed expenses of the Fund, to the extent necessary, to limit all expenses to 0.85% of the average daily net assets of the Fund, excluding expenses of the Portfolio, and 1.50% of the average daily net assets of the Fund, including the Portfolio.

ICC Distributors, Inc., a member of the Forum Group of Companies, provides distribution services to the Fund.

Bankers Trust Company is a wholly owned subsidiary of Bankers Trust Corporation. On November 30, 1998, Bankers Trust Corporation entered into an Agreement and Plan of Merger with Deutsche Bank AG under which Bankers Trust Corporation would merge with and into a subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking, investment banking and insurance. The transaction is contingent upon various regulatory approvals, and continuation of the Fund's advisory relationship with Bankers Trust thereafter is subject to the approval of Fund shareholders. If the transaction is approved and completed, Deutsche Bank AG, as Bankers Trust's new parent company, will control its operations as investment adviser. Bankers Trust believes that, under this new arrangement, the services provided to the Fund will be maintained at their current level.

--------------------------------------------------------------------------------
International Equity Fund

Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

Note 3--Shares of Beneficial Interest
At March 31, 1999, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                   For the Six Months Ended           For the Year Ended
                        March 31, 1999(1)             September 30, 1998
                 -----------------------------   ------------------------------
                   Shares           Amount          Shares           Amount
                 ----------     --------------   -----------     --------------
Sold             48,716,463     $1,127,364,361    64,961,016     $1,500,555,521
Reinvested          129,786          3,024,024       608,250         12,079,856
Redeemed        (31,714,158)      (729,241,066)  (28,791,427)      (652,924,155)
                -----------     --------------   -----------     --------------
Net Increase     17,132,091     $  401,147,319    36,777,839     $  859,711,222
                ===========     ==============   ===========     ==============

----------------
(1) Unaudited

Note 4--Risks of Investing in Foreign Securities
The Portfolio invests in foreign securities. Investing in foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include devaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government. This is particularly true with respect to emerging markets in developing countries.

--------------------------------------------------------------------------------
International Equity Portfolio

Schedule of Portfolio Investments March 31, 1999 (unaudited)
--------------------------------------------------------------------------------

   Shares                     Description                              Value
                COMMON STOCKS - 99.1%
                Australia - 2.9%
  1,030,200     Brambles Industries(2) (Transportation)              $26,078,151
  2,862,234     Cable Wireless Optus Ltd.(1)
                  (Telecommunications)                                 6,633,528
  2,087,600     TABCORP Holdings Ltd. (Leisure Related)               15,819,833
  1,567,600     Telstra Corp. Ltd. (Telecommunications)                8,171,950
  2,910,000     Westpac Banking Corp. Ltd.(2) (Banks)                 21,133,147
                                                                     -----------
                                                                      77,836,609
                                                                     -----------
                Austria - 0.7%
    388,787     Erste Bank Common (Banks)                             19,727,519
                                                                     -----------
                Botswana - 0.2%
  5,817,600     Sechaba Breweries Ltd. (Brewery)                       6,295,894
                                                                     -----------
                Brazil - 0.4%
    132,500     Telebras (Telecommunications)                         10,682,812
                                                                     -----------
                Canada - 1.8%
    448,500     Northern Telecom Ltd.(1)
                  (Telecommunications)                                27,868,191
  1,070,000     Rogers Communication B(1)
                  (Telecommunications)                                19,379,958
                                                                     -----------
                                                                      47,248,149
                                                                     -----------
                Finland - 1.2%
    433,800     Helsinki Telecom (Telecommunications)                 21,215,371
    149,250     KCI Konecranes Intl. PLC(2) (Manufacturing)            5,156,170
    245,160     UPM-Kymmene Corp. (Paper)                              6,775,673
                                                                     -----------
                                                                      33,147,214
                                                                     -----------
                France - 16.3%
    709,100     Alstom(1) (Machinery)                                 21,052,470
    245,700     AXA-UAP (Insurance)                                   32,573,648
    229,400     Banque Nationale de Paris (Banks)                     19,961,415
    167,500     Canal Plus(2) (Television)                            49,096,159
     27,400     Carrefour Supermarche SA (Retail-Food)                21,120,863
     76,194     Eiffage (Building and Construction)                    5,042,479
    408,000     Equant N.V.(1) (Computer Services)                    31,009,567
    612,021     Neopost SA(1) (Machinery)                              9,844,994
    403,055     SEITA (Tobacco)                                       27,391,948
  1,006,520     Societe General d'Entreprises SA
                  (Engineering and Construction)                      47,377,460
    106,776     Societe Generale Paris (Banks)                        20,519,016
    247,600     Suez Lyonnaise Des Eaux (Utility)                     45,816,756
    321,100     Total SAB (Oil-International)                         39,553,856
    144,630     Unibail (Real Estate)                                 18,112,536
    178,200     Vivendi (Utility)                                     43,844,478
                                                                     -----------
                                                                     432,317,645
                                                                     -----------
                Germany - 7.3%
     86,500     Allianz AG (Insurance)                                26,334,683
    544,050     Bayerische Hypo-Und Vereinsbank AG(2)
                  (Banks)                                             32,539,543
    315,919     Daimler-Chrysler AG (Autos and Trucks)                27,489,932
    748,200     Hoechst AG(2) (Chemical-Specialty)                    32,431,432
     24,400     Linde AG(2) (Engineering)                             13,935,045
    278,400     Mannesmann AG (Machinery)                             35,556,324
    388,629     Metro AG (Retail)                                     24,322,117
                                                                     -----------
                                                                     192,609,076
                                                                     -----------



     Shares                 Description                                 Value
                Greece - 1.0%
    202,000     Alpha Credit Bank (Banks)                            $13,403,002
    298,121     Hellenic Telecommunication Organization
                  SA (Telecommunications)                              7,229,296
    192,640     Panafon SA(1) (Telecommunications)                     4,999,418
                                                                     -----------
                                                                      25,631,716
                                                                     -----------
                Hong Kong - 1.2%
  7,658,000     China Telecommunications(1,2)
                  (Telecommunications)                                12,747,522
    663,000     Hutchison Whampoa Ltd. (Diversified)                   5,218,721
  1,757,400     Sun Hung Kai Properties Ltd. (Real Estate)            13,152,834
                                                                     -----------
                                                                      31,119,077
                                                                     -----------
                Hungary - 0.4%
    252,829     Otp Bank Rt. (Banks)                                   9,792,012
                                                                     -----------
                India - 0.0%
        975     Niit Ltd. (Computer Software)                             43,086
                                                                     -----------
                Ireland - 3.2%
  1,816,300     Bank of Ireland (Finance)                             38,041,023
  1,902,870     CRH PLC (Materials-Frgn.)                             32,848,872
    315,600     Esat Telecom Group PLC ADR
                  (Telecommunications)                                13,215,750
                                                                     -----------
                                                                      84,105,645
                Italy - 10.1%
    805,925     Assicurazioni Generali (Insurance)                    32,279,843
  5,060,800     Banca Commerciale Italiana(2) (Banks)                 41,523,662
    793,500     Banca Popolare di Bergamo(2) (Banks)                  20,131,571
  2,188,400     Banca Popolare di Milano (Banks)                      20,389,209
    168,950     Ducati Motor Holding Spa(1) (Manufacturing)              494,300
  4,237,300     ENI SPA (Oil-International)                           26,990,076
     37,600     ENI SPA ADR (Oil-International)                        2,373,500
 10,488,800     Parmalat Finanziaria SPA(2)
                  (Food/Dairy Products)                               14,947,295
  5,467,500     Telecom Italia SPA(2) (Telecommunications)            58,082,696
  9,505,900     Unicredito Italiano SPA (Finance)                     51,312,848
                                                                     -----------
                                                                     268,525,000
                                                                     -----------
                Japan - 8.3%
  1,927,000     Fujitsu Ltd.(2) (Electronics)                         30,947,851
  4,111,000     Fuji Heavy Industry(2) (Autos and Trucks)             25,444,254
  1,454,600     Kao Corp.(2) (Cosmetics and Toiletries)               32,118,374
    494,000     Murata Manufacturing Co. Ltd.
                  (Electrical Equipment)                              26,278,814
     32,500     Nippon Telegraph & Telephone Corp.
                  (Telecommunications)                                31,833,150
      5,270     Ntt Docomo (Telecommunications)                       26,031,833
    696,900     Takeda Chemical Industries
                  (Pharmaceuticals)                                   27,009,803
    630,000     Yamanouchi Pharmaceutical Co. Ltd.
                  (Pharmaceutical)                                    19,948,493
                                                                  --------------
                                                                     219,612,572
                                                                  --------------
                Mexico - 0.6%
    334,200     Grupo Televisa SA GDR(1) (Broadcasting)               10,485,525
     68,100     Telefonos de Mexico SA ADR
                  (Telecommunications)                                 4,460,550
                                                                  --------------
                                                                      14,946,075
                                                                  --------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
International Equity Portfolio

Schedule of Portfolio Investments March 31, 1999 (unaudited)
--------------------------------------------------------------------------------

  Shares                 Description                                    Value
                Netherlands - 5.9%
    387,661     Benckiser NV B Shares(2)
                  (Soaps and Toiletries)                          $   21,742,052
    636,584     ING Groep NV (Finance)                                35,084,423
  1,035,000     Koninklijke Ahold NV (Retail-Food)                    39,667,203
    652,248     Nutreco Holding NV (Foods)                            26,863,969
    246,500     Philips Electronics NV
                  (Consumer Goods)                                    20,078,860
    615,600     Vedior NV CVA (Miscellaneous)                         14,255,708
                                                                  --------------
                                                                     157,692,215
                                                                  --------------
                Poland - 0.3%
  1,357,193     Telekom Polska Gdr(1) (Telecommunications)             7,369,558
                                                                  --------------
                Portugal - 2.3%
    670,400     Banco Comercial Portugues, SA (Banks)                 20,265,388
    496,600     BPI - SGPS, SA (Banks)                                15,092,041
    160,100     Telecel - Comunicacados Pessoasis SA
                  (Telecommunications)                                25,494,484
                                                                  --------------
                                                                      60,851,913
                                                                  --------------
                Singapore - 0.9%
  2,608,200     Natsteel Electronics Ltd.
                  (Electrical Equipment)                               7,122,189
  2,400,800     Overseas-Chinese Banking Corp. Ltd.
                  (Banks)                                             16,250,714
                                                                  --------------
                                                                      23,372,903
                                                                  --------------
                South Korea - 1.4%
    706,200     Kepco ADR                                              8,959,913
    186,643     Samsung Electronics (Electronics)                     14,450,762
    404,069     Samsung Securities Co. (Securities Brokerage)         10,735,656
    504,600     Shinhan Bank (Banks)                                   4,091,907
                                                                  --------------
                                                                      38,238,238
                                                                  --------------
                Spain - 6.9%
  1,355,560     Argentaria SA (Banks)                                 32,576,677
  1,588,500     Banco Central Hispanoamericano(2) (Banks)             19,910,507
  1,274,832     Endesa SA (Utility)                                   32,178,096
    704,891     Fomento de Construccione y Contratas, SA
                  (Building and Construction)                         43,377,018
  1,216,673     Tabacalera SA A Shares (Tobacco)                      24,654,774
    699,822     Telefonica Compania d' Espana
                  (Telecommunications)                                29,684,688
                                                                  --------------
                                                                     182,381,760
                                                                  --------------
                Sweden - 4.6%
    831,550     Atlas Copco AB A Shares(2) (Machinery)                22,550,851
  1,851,810     Castellum AB(2) (Real Estate)                         17,227,711
  1,816,920     Electrolux AB Series B(2)
                  (Household Furnishings)                             36,015,804
    558,900     Ericsson Lm B Shares (Telecommunications)             13,593,579
  2,218,900     Skandinaviska Enskilda Banken A Shares(2)
                  (Banks)                                             27,118,989
    330,200     Svenska Cellulosa AB B Shares
                  (Forest Products and Paper)                          7,167,785
                                                                  --------------
                                                                     123,674.719
                                                                  --------------
                Switzerland - 5.0%
     16,300     Compagnie Financiere Richemont
                  (Tobacco)                                           27,091,413
     67,400     Credit Suisse Group (Banks)                           12,568,340
     85,250     Swisscom AG - Registered
                  (Telecommunications)                                33,291,332


    Shares/
  Par Value              Description                                    Value

    104,000     UBS AG - Registered (Banks)                       $   32,673,468
     41,500     Zurich Allied Ltd. (Insurance)                        26,552,598
                                                                  --------------
                                                                     132,177,151
                                                                  --------------
                Thailand - 0.1%
  1,907,200     Thai Farmers Bank(2) (Banks)                           3,858,570
                                                                  --------------
                United Kingdom - 16.1%
  1,084,200     Barclays PLC (Banks)                                  31,521,535
  3,409,300     British Land Co. PLC (Real Estate)                    29,361,882
  6,383,550     British Steel PLC (Iron and Steel)                    12,932,731
  2,052,100     Colt Telecom Group PLC(1)
                  (Telecommunications)                                36,174,739
  3,126,800     Compass Group PLC (Catering)                          36,468,861
    849,500     Glaxo Wellcome PLC (Pharmaceuticals)                  28,428,041
    285,800     Global Crossing Ltd.(1) (Telecommunications)          13,218,250
    232,600     Global Telesystems Group, Inc.(2)
                  (Telecommunications)                                13,011,063
  2,963,540     Marks & Spencer PLC (Retail)                          19,351,452
  1,374,200     Orange PLC(1) (Telecommunications)                    19,322,012
    969,300     Pearson PLC (Communication)                           22,234,969
  1,680,300     Peninsular & Orient Steam Navigation
                  Co. (Transportation)                                24,548,200
  1,560,100     Railtrack Group PLC (Railroads)                       35,711,897
  1,918,272     Sema Group PLC(1) (Computer Services)                 21,661,182
  5,843,350     Siebe PLC (Diversified)                               26,011,277
  3,896,200     Telewest Communications PLC(1)
                  (Communication)                                     16,982,016
  2,189,826     Vodafone Group PLC (Telecommunications)               40,900,368
                                                                  --------------
                                                                     427,840,475
                                                                  --------------
Total Common Stock
  (Cost $2,352,129,888)                                            2,631,097,603
                                                                  --------------
           SHORT TERM INSTRUMENT
           MUTUAL FUND - 0.0%
  68,000   BT Institutional Cash Management Fund
             Mutual Fund
             (Cost $68,001)                                               68,001
                                                                  --------------
Total Investments (Cost $2,352,197,889)             99.1%         $2,631,165,604
Other Assets in Excess of Liabilities                0.9%             22,876,960
                                                   -----          --------------
Net Assets                                         100.0%         $2,654,042,564
                                                   =====          ==============
------------------
(1) Non-Income Producing Security
(2) Securities on Loan

Industry Diversification (as a percentage of Net Assets): (unaudited)

Telecommunications           18.26%
Banks                        16.39%
Finance                       4.69%
Utility                       4.59%
Insurance                     4.44%
Machinery                     3.35%
Tobacco                       2.98%
Real Estate                   2.93%
Pharmaceuticals               2.84%
Oil - International           2.60%
Engineering & Construction    2.31%
Retail - Food                 2.29%
Autos & Trucks                1.99%
Computer Services             1.98%
Transportation                1.91%
Television                    1.85%
Building & Construction       1.82%
Electronics                   1.71%
Retail                        1.65%
Electrical Equipment          1.60%
Foods                         1.58%
Communication                 1.48%
Catering                      1.37%
Household Furnishings         1.36%
Railroads                     1.35%
Materials - Foreign           1.24%
Chemical - Specialty          1.22%
Cosmetics & Toiletries        1.21%
Diversified                   1.18%
Other Industries(3)           4.97%
                            ------
                             99.14%
Cash & Cash Equivalents       0.86%
                            ------
                            100.00%
                            ======

(3) No one industry represents more than 1.00% of the Portfolio.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
International Equity Portfolio

Statement of Assets and Liabilities  March 31, 1999 (unaudited)
--------------------------------------------------------------------------------

Assets
   Investments, at Value:
      Common Stock (Cost $2,352,129,888)                                        $ 2,631,097,603
      Short Term Instruments (Cost $68,001)                                              68,001
                                                                                ---------------
Total Investments, at Value                                                       2,631,165,604
   Cash(1)                                                                           45,226,803
   Receivable for Securities Sold                                                   108,940,549
   Collateral for Securities Loaned                                                 266,796,888
   Unrealized Appreciation on Forward Foreign Currency Contracts                      3,931,397
   Dividends and Interest Receivable                                                  4,239,486
   Receivable for Foreign Taxes Withheld                                              2,780,953
   Securities Lending Income Receivable                                                 125,246
                                                                                ---------------
Total Assets                                                                      3,063,206,926
                                                                                ---------------
Liabilities
   Payable for Securities Purchased                                                 137,548,350
   Payable Under Security Loan Agreements                                           266,796,888
   Unrealized Appreciation on Forward Foreign Currency Contracts                      3,237,287
   Due to Bankers Trust                                                               1,559,075
Accrued Expenses and Other                                                               22,762
Total Liabilities                                                                   409,164,362
                                                                                ---------------
Net Assets                                                                      $ 2,654,042,564
                                                                                ===============
Composition of Net Assets
   Paid-in Capital                                                              $ 2,432,093,150
   Net Unrealized Appreciation on Investments, Foreign Currencies and
      Forward Foreign Currency Contracts                                            221,949,414
                                                                                ---------------
Net Assets                                                                      $ 2,654,042,564
                                                                                ===============

--------------
(1) Includes foreign cash of $51,513,093 with a cost of $51,447,860.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
International Equity Portfolio

Statement of Operations For the six months ended March 31, 1999 (unaudited)
--------------------------------------------------------------------------------

Investment Income
   Dividends (net for foreign withholding tax of $20,651)                          $ 11,096,165
   Interest                                                                             562,349
   Securities Lending Income                                                            345,358
                                                                                    -----------
Total Investment Income                                                              12,003,872
                                                                                    -----------
Expenses
   Advisory Fees                                                                      7,595,478
   Administration and Service Fees                                                    1,752,803
   Professional Fees                                                                     17,252
   Trustees Fees                                                                          1,622
   Miscellaneous                                                                         15,096
                                                                                    -----------
   Total Expenses                                                                     9,382,251
   Less Expenses absorbed by Bankers Trust                                           (1,202,506)
                                                                                    -----------
     Net Expenses                                                                     8,179,745
                                                                                    -----------
Net Investment Income                                                                 3,824,127
                                                                                    -----------

Realized and Unrealized Gain (Loss) on Investments, Options, Foreign Currencies,
   Forward Foreign Currency and Foreign Futures Contracts
    Net Realized Loss from:
     Investment Transactions                                                         (8,498,977)
     Options Transactions                                                            (5,019,494)
     Foreign Currency Transactions                                                     (656,436)
     Forward Foreign Currency Transactions                                          (16,787,197)
     Foreign Futures Transactions                                                   (30,617,052)
   Net Change in Unrealized Appreciation/Depreciation on Investments, Foreign
     Currencies and Forward Foreign Currency Contracts                              281,434,284
                                                                                    -----------
Net Realized and Unrealized Gain on Investments, Options, Foreign Currencies,
  Forward Foreign Currency and Foreign Futures Contracts                            219,855,128
                                                                                    -----------
Net Increase in Net Assets from Operations                                         $223,679,255
                                                                                   ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
International Equity Portfolio

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                             For the             For the
                                                                        Six Months Ended      Year Ended
                                                                        March 31, 1999(1)  September 30, 1998
                                                                        -----------------  ------------------
Increase (Decrease) in Net Assets from:
Operations
   Net Investment Income                                                 $     3,824,127    $    19,824,918
   Net Realized Loss from Investment, Option, Foreign Currency,
     Forward Foreign Currency and Foreign Futures Transactions               (61,579,156)       (57,508,505)
   Net Change in Unrealized Appreciation/Depreciation on Investments,
     Foreign Currencies and Forward Foreign Currency Contracts               281,434,284       (106,649,538)
                                                                          --------------     --------------
Net Increase (Decrease) in Net Assets from Operations                        223,679,255       (144,333,125)
                                                                          --------------     --------------
Capital Transactions
   Proceeds from Capital Invested                                          1,637,752,297      2,330,783,580
   Value of Capital Withdrawn                                             (1,039,640,815)      (926,603,490)
                                                                         ---------------     --------------
Net Increase in Net Assets from Capital Transactions                         598,111,482      1,404,180,090
                                                                         ---------------     --------------
Total Increase in Net Assets                                                 821,790,737      1,259,846,965
Net Assets
Beginning of Period                                                        1,832,251,827        572,404,862
                                                                         ---------------    ---------------
   End of Period                                                         $ 2,654,042,564    $ 1,832,251,827
                                                                         ===============    ===============

----------------
(1) Unaudited


--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------
Contained below are selected ratios to average net assets and other supplemental data for periods indicated for the International Equity Portfolio.

                                                                   For the Years Ended
                                             For the Six                September 30,            For the period          For the
                                             Months Ended    --------------------------------    January 1, 1995       Year Ended
                                           March 31, 1999(3)    1998        1997       1996    to Sept. 30, 1995(2)   Dec. 31, 1994
                                           ----------------  ----------  ---------   --------  -------------------    -------------
Supplemental Data and Ratios:
   Net Assets, End of Period (000s omitted)   $2,654,043     $1,832,252   $572,405   $164,813       $83,313              $56,042
   Ratios to Average Net Assets:
      Net Investment Income                         0.33%(1)       1.52%      1.35%      1.76%         2.39%(1)             1.69%
      Expenses                                      0.70%(1)       0.66%      0.65%      0.65%         0.65%(1)             0.65%
      Decrease Reflected in Above Expense
        Ratio Due to Absorption of Expenses
        by Bankers Trust                            0.10%(1)       0.15%      0.17%      0.20%         0.22%(1)             0.24%
   Portfolio Turnover Rate                            44%            65%        63%        68%           21%                  15%

-----------
(1) Annualized
(2) On August 2, 1995, the Board of Trustees approved the change of the fiscal year end from December 31 to September 30.
(3) Unaudited

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
International Equity Portfolio

Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

Note 1 -- Organization and Significant Accounting Policies
A. Organization
The International Equity Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Portfolio was organized on December 11, 1991 as an unincorporated trust under the laws of New York and commenced operations on August 4, 1992. The Declaration of Trust permits the Board of Trustees (the "Trustees") to issue beneficial interests in the Portfolio.

B. Security Valuation
The Portfolio's investments listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the closing price of the security traded on that exchange prior to the time when the Portfolio assets are valued. Short-term debt securities are valued at market value until such time as they reach a remaining maturity of 60 days, whereupon they are valued at amortized cost using their value on the 61st day. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees.

C. Security Transactions and Interest Income
Security transactions are accounted for on a trade date basis. Dividend income, less foreign taxes withheld, if any, is recorded on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income is recorded on the accrual basis and includes amortization of premium and discount on investments. Expenses are recorded as incurred. Realized gains and losses from securities transactions are recorded on the identified cost basis.

All of the net investment income and realized and unrealized gains and losses from the security and foreign currency transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

D. Repurchase Agreements
The Portfolio may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Portfolio's Investment Advisor, subject to the seller's agreement to repurchase such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Portfolio's custodian, and pursuant to the terms of the repurchase agreement must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Portfolio will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Portfolio maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller. However, in the event of default or bankruptcy by the seller, realization and/or retention of the collateral may be subject to legal proceedings.

E. Foreign Currency Transactions
The books and records of the Portfolio are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

F. Forward Foreign Currency Contracts
The Portfolio may enter into forward foreign currency contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or with respect to the Portfolio's investments. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using prevailing exchange rates. With respect to forward foreign currency contracts, losses in excess of amounts recognized may arise due to changes in the value of the foreign currency or if the counterparty does not perform under the contract.

G. Option Contracts
Upon the purchase of a put option or a call option by a Portfolio, the premium paid is recorded as an investment and marked-to-market daily to reflect the current market value. When a purchased option expires, the Portfolio will realize a loss in the amount of the cost of the option. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sale proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

H. Futures Contracts
The Portfolio may enter into financial futures contracts which are contracts to buy a standard quantity of securities at a specified price on a future date. The Portfolio is required to deposit either cash or securities in an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Portfolio each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

I. Federal Income Taxes
The Portfolio is considered a Partnership under the Internal Revenue Code. Therefore, no federal income tax provision is necessary.

--------------------------------------------------------------------------------
International Equity Portfolio

Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

J. Security Loans
The Portfolio receives compensation in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Portfolio also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio.

K. Other
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Note 2 -- Fees and Transactions with Affiliates
The Portfolio has entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"). Under this Administration and Services Agreement, Bankers Trust provides administrative, custody, transfer agency and shareholder services to the Portfolio in return for a fee computed daily and paid monthly at an annual rate of 0.15% of the Portfolio's average daily net assets.

The Portfolio has entered into an Advisory Agreement with Bankers Trust. Under this Advisory Agreement, the Portfolio pays Bankers Trust an advisory fee computed daily and paid monthly at an annual rate of .65% of the Portfolio's average daily net assets.

Bankers Trust has voluntarily undertaken to waive its fees and reimburse expenses of the Portfolio, to the extent necessary, to limit all expenses to 0.70% of the average daily net assets of the Portfolio. Prior to August 13, 1998, Bankers Trust voluntarily waived and reimbursed expenses of the Portfolio, to the extent necessary, to limit all expenses to 0.65% of the average daily net assets of the Portfolio.

The Portfolio may invest in the BT Institutional Cash Management Fund ("the Fund"), an open-end management investment company managed by Bankers Trust Company ("the Company"). The Fund is offered as a cash management option to the Portfolio and other accounts managed by the Company. Distributions from the Fund to the Portfolio for the six months ended March 31, 1999 amounted to $2,847,623.

The Portfolio is a participant with other affiliated entities in a revolving credit facility and a discretionary demand line of credit facility (collectively the "credit facilities") in the amounts of $50,000,000 and $100,000,000, respectively. A quarterly commitment fee of .07% per annum on the average daily amount of the available commitment is payable on a quarterly basis and is apportioned equally among all participants. Amounts borrowed under the credit facilities will bear interest at a rate per annum equal to the Federal Funds Rate plus .45%. No amounts were drawn down or outstanding under the credit facilities as of and for the six months ended March 31, 1999.

Bankers Trust Company is a wholly owned subsidiary of Bankers Trust Corporation. On November 30, 1998, Bankers Trust Corporation entered into an Agreement and Plan of Merger with Deutsche Bank AG under which Bankers Trust Corporation would merge with and into a subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking, investment banking and insurance. The transaction is contingent upon various regulatory approvals, and continuation of the Fund's advisory relationship with Bankers Trust thereafter is subject to the approval of Fund shareholders. If the transaction is approved and completed, Deutsche Bank AG, as Bankers Trust's new parent company, will control its operations as investment adviser. Bankers Trust believes that, under this new arrangement, the services provided to the Fund will be maintained at their current level.

Note 3 -- Purchases and Sales of Investment Securities
The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the six months ended March 31, 1999, were $1,644,260,755 and $971,404,243, respectively.

The tax basis of investments held at March 31, 1999 amounted to $2,351,950,807. The aggregate gross unrealized appreciation for all investments was $315,763,360 and the aggregate gross depreciation for all investments was $36,548,563.

--------------------------------------------------------------------------------
International Equity Portfolio

Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

Note 4--Open Forward Foreign Currency Contracts

At March 31, 1999, the International Equity Portfolio had the following open forward foreign currency contracts outstanding:

                                                                                                 Net Unrealized
                                                                                                  Appreciation
Contracts to Deliver                    In Exchange For      Settlement Date    Value (US$)   (Depreciation)(US$)
------------------------------------------------------------------------------------------------------------------
Sales
-------------------------------------------------------------------------------------------------------------------
Canadian Dollar       33,971,820     US Dollar 22,300,000       5/18/99         22,508,328          (208,328)
Swiss Franc           33,948,000     US Dollar 23,000,000       5/18/99         22,995,326             4,674
Euro Dollar            5,000,000     US Dollar  5,401,500        4/1/99          5,398,000             3,500
Euro Dollar           73,800,000     US Dollar 80,070,048        4/8/99         79,394,040           676,008
Euro Dollar           73,800,000     US Dollar 80,332,038        4/8/99         79,394,040           937,998
Euro Dollar           74,000,000     US Dollar 80,925,660        4/8/99         79,609,200         1,316,460
Japanese Yen       3,760,950,000     US Dollar 30,000,000        4/8/99         30,889,852          (889,852)
Japanese Yen       5,177,480,000     US Dollar 44,000,000       4/19/99         43,625,548           374,452
Swedish Krona        119,760,900     US Dollar 14,700,000       5/18/99         14,527,038           172,962
Singapore Dollar      29,690,679     US Dollar 17,255,000       5/10/99         17,240,973            14,027
South African Rand           285     US Dollar         46        4/1/99                 46                --
-------------------------------------------------------------------------------------------------------------------
                                                                               Total Sales         2,401,901
-------------------------------------------------------------------------------------------------------------------

Purchases
-------------------------------------------------------------------------------------------------------------------
Canadian Dollar       33,971,820     US Dollar  22,576,238      5/18/99         22,508,328           (67,910)
Euro Dollar           73,800,000     US Dollar  81,465,237       4/8/99         79,394,040        (2,071,197)
Euro Dollar           74,000,000     US Dollar  79,568,500       4/8/99         79,609,200            40,700
Japanese Yen        3,670,950,00     US Dollar  30,584,878       4/8/99         30,889,852           304,974
Norwegian Krone      114,874,620     US Dollar  14,700,000      5/18/99         14,766,894            66,894
Swedish Krona         16,000,000     US Dollar   1,927,014       4/1/99          1,945,762            18,748
-------------------------------------------------------------------------------------------------------------------
                                                                           Total Purchases        (1,707,791)
-------------------------------------------------------------------------------------------------------------------
                                                                          Net Appreciation           694,110
-------------------------------------------------------------------------------------------------------------------

Note 5 -- Lending of Portfolio Securities
The International Equity Portfolio has the ability to lend its securities to brokers, dealers and other financial organizations. Loans of portfolio securities by the Portfolio are collateralized by cash and/or government securities that are maintained at all times in an amount equal to 102% and 105% to the current market value of the loaned securities for both domestic and international, respectively.


              Market Value        Market Value      % of Portfolio
          of Loaned Securities    of Collateral         on Loan
          --------------------    -------------     ---------------
              $253,690,016         $266,796,888           1.05

Note 6 -- Foreign Securities
The Portfolio invests in foreign securities. Investing in foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include devaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government. This is particularly true with respect to emerging markets in developing countries.

Note 7 -- Subsequent Event
Subsequent to period end, the portfolio has entered into a $100,000,000 364-day senior unsecured committed revolving credit facility ("the facility") with two lenders. The borrowings shall bear interest at a rate based on the Federal Funds rate. A commitment fee is charged on the unused portion of the facility. The facility replaces the revolving credit facility described in footnote 2.

Investment Advisor and Administrator of the Portfolio
BANKERS TRUST COMPANY
130 Liberty Street
New York, NY  10006

Distributor
ICC DISTRIBUTORS, INC.
Two Portland Square
Portland, ME  04101

Custodian and Transfer Agent
BANKERS TRUST COMPANY
130 Liberty Street
New York, NY  10006

Independent Accountants
PRICEWATERHOUSECOOPERS LLP
250 West Pratt Street
Baltimore, MD  21201

Counsel
WILLKIE FARR & GALLAGHER
787 7th Avenue
New York, NY  10019


[LOGO]

For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or write to us at:

                               BT Service Center
                               P.O. Box 419210
                               Kansas City, MO 64141-6210
or call our toll-free number:  1-800-368-4031

This report must be preceded or accompanied by a current prospectus for the Fund.

International Equity Fund                                      CUSIP #055922868
BT Investment Funds                                            463 SA (3/99)


Distributed by:
ICC Distributors, Inc.
Two Portland Square
Portland, ME 04101